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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): September 2, 1998

                    SOURCE ONE MORTGAGE SERVICES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                      1-12898                 38-2011419
(State or Other Jurisdiction     (Commission File No.)       (IRS Employer
      of Incorporation)                                    Identification No.)

          27555 Farmington Road, Farmington Hills, Michigan 48334-3357
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (248) 488-7000

                                 Not Applicable
          (Former Name or former Address, if Changed since Last Report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial Statements of Business Acquired.  Not applicable.
     (b) Pro Forma Financial Information.  Not applicable.
     (c) Exhibits.

Item 601
Regulation S-K
Exhibit Reference
Number                              Exhibit Description
-----------------                   -------------------

             10 (a) Fourth Amended and Restated Revolving Credit Agreement dated as of July 10, 1998 by and among Source One Mortgage Services Corporation and the First National Bank of Chicago, individually and as Administrative Agent and Certain Other Lenders.

                (b) Revolving Credit Agreement dated as of July 10, 1998 by and among Source One Mortgage Services Corporation and The First National Bank of Chicago, individually and as Administrative Agent and certain other lenders.

                (c) Pledge and Security Agreement dated as of July 10, 1998 between Source One Mortgage Services Corporation and the First National Bank of Chicago, as collateral agent for the Lenders.

                (d) Fourth Amended and Restated Security and Collateral Agency Agreement dated as of July 10, 1998 by and among Source One Mortgage Services Corporation and The First National Bank of Chicago (in its capacity as administrative agent for the lenders) and National City Bank, Kentucky, as collateral agent.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                            SOURCE ONE MORTGAGE
                                             SERVICES CORPORATION

Date:  September 2, 1998                    By:    /s/ Michael C. Allemang
                                                   -----------------------
                                                   Michael C. Allemang
                                                   Executive Vice President
                                                   (Chief Financial Officer)

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                                INDEX TO EXHIBITS
Item 601
Regulation S-K
Exhibit Reference
Number                              Exhibit Description
-----------------                   -------------------

             10 (a) Fourth Amended and Restated Revolving Credit Agreement dated as of July 10, 1998 by and among Source One Mortgage Services Corporation and the First National Bank of Chicago, individually and as Administrative Agent and Certain Other Lenders.

                (b) Revolving Credit Agreement dated as of July 10, 1998 by and among Source One Mortgage Services Corporation and The First National Bank of Chicago, individually and as Administrative Agent and certain other lenders.

                (c) Pledge and Security Agreement dated as of July 10, 1998 between Source One Mortgage Services Corporation and the First National Bank of Chicago, as collateral agent for the Lenders.

                (d) Fourth Amended and Restated Security and Collateral Agency Agreement dated as of July 10, 1998 by and among Source One Mortgage Services Corporation and The First National Bank of Chicago (in its capacity as administrative agent for the lenders) and National City Bank, Kentucky, as collateral agent.



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